                                                                 EXHIBIT 10.8.33

DATE: APR 04, 2001                                          CONTRACT NO.: 106112

                            FTS - 1 SERVICE AGREEMENT

THIS AGREEMENT is entered into by ANR PIPELINE COMPANY (Transporter) and

SITHE/INDEPENDENCE POWER PARTNERS L. P. (Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1.   AUTHORITY FOR TRANSPORTATION SERVICE:
     (284B = SECTION 311; 284G = BLANKET)

     284G

2.   RATE SCHEDULE: FIRM TRANSPORTATION SERVICE (FTS - 1)

3.   CONTRACT QUANTITIES:

     Primary Route- See Exhibit attached hereto

     Such contract quantities shall be reduced for scheduling purposes, but not for billing purposes, by the Contract Quantities that Shipper has released through Transporter's capacity release program for the period of any release.

4.   TERM OF AGREEMENT:

     Aug 01, 2001 to

     Dec 31, 2014

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DATE: APR 04, 2001                                          CONTRACT NO.: 106112

5.   RATES:

     Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by GEMStm that it has agreed otherwise. For example, Transporter and Shipper may agree that a specified discounted rate will apply: (a) only to certain specified firm service entitlements under this Agreement; (b) only if specified quantity levels are actually achieved under this Agreement (with higher rates, charges, and fees applicable to all quantities above those levels, or to all quantities under the Agreement if the specified levels are not achieved); (c) only to production reserves committed by the Shipper; (d) only during specified time periods; or (e) only to specified Receipt Points, Delivery Points, Mainline Area Segments, Supply Areas, transportation paths, or defined geographical areas; provided, however, that any such discounted rates set forth above shall be between the minimum and maximum rates applicable to the service provided under this Agreement.

     In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable Maximum Rate at the time the discount agreement was executed subsequently exceeds the applicable Maximum Rate due to a change in Transporter's Maximum Rates so that such rate component must be adjusted downward to equal the new applicable Maximum Rate, then other rate components may be adjusted upward to achieve the agreed overall rate, as long as none of the resulting rate components exceed the Maximum Rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission Order accepts revised tariff sheet rates. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates that had been charged under a discount agreement exceeded rates, which ultimately are found to be just and reasonable.

     It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes, which become effective by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest changes in rates in whole or in part.

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DATE: APR 04, 2001                                          CONTRACT NO.: 106112

6.   INCORPORATION BY REFERENCE:

     The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff are specifically incorporated herein by reference and made a part hereof.

7.   NOTICES:

     All notices can be given by telephone or other electronic means, however, such notices shall be confirmed in writing at the addresses below or through GEMStm. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this
     Agreement:

     TRANSPORTER:

     ANR PIPELINE COMPANY
     9 Greenway Plaza
     Houston, TX 77046
     Attention: Transportation Services

     SHIPPER:

     SITHE/INDEPENDENCE POWER PARTNERS L. P.
     C/O SITHE ENERGIES
     335 MADISON AVENUE
     28TH FLOOR
     NEW YORK, NY 10017
     Attention: JANINE MAHEN

     Telephone: 212-351-0000
     Fax:       212-351-0005

     INVOICES AND STATEMENTS:

     SITHE/INDEPENDENCE POWER PARTNERS L. P.

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DATE: APR 04, 2001                                          CONTRACT NO.: 106112

     C/O SITHE/INDEPENDENCE INC
     76 INDEPENDENCE WAY
       P.O. Box 1046
     OSWEGO, NY 13126-0000
     Attention:        LARRY MESSINA

     Telephone:        315-342-8410
     Fax:              315-343-5175

     NOMINATIONS:

     SITHE/INDEPENDENCE POWER PARTNERS L. P.
     C/O ENRON GAS MARKETING
       P.O. Box 1188
     HOUSTON, TX 77251-1188
     Attention:        LINDA PHINNEY

     Telephone:        713-853-1412
     Fax:

     ALL OTHER MATTERS:

     SITHE/INDEPENDENCE POWER PARTNERS L. P.
     C/O SITHE/INDEPENDENCE INC
     76 INDEPENDENCE WAY
       P.O. Box 1046
     OSWEGO, NY 13126-0000
     Attention:        LARRY MESSINA

     Telephone:        315-342-8410
     Fax:              315-343-5175

8.   FURTHER AGREEMENT:

     Replaces Contract No. 19600

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DATE: APR 04, 2001                                          CONTRACT NO.: 106112


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives there unto duly authorized to be effective as of the date stated above.

SHIPPER: SITHE/INDEPENDENCE POWER PARTNERS L. P.


BY: /s/ Martin B. Rosenberg
    ------------------------------------
TITLE: Senior Vice President

DATE:  July 26, 2001


TRANSPORTER: ANR PIPELINE COMPANY

BY: /s/ Joseph E. Pollard
    ------------------------------------
TITLE: Director, Transportation Services

DATE:  August 3, 2001

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
                                                                    Contract No:  106112
PRIMARY ROUTE EXHIBIT                                             Rate Schedule:  FTS-1
          TO AGREEMENT BETWEEN                                    Contract Date:  Apr 04, 2001
ANR PIPELINE COMPANY (TRANSPORTER)                               Amendment Date:
AND SITHE/INDEPENDENCE POWER PARTNERS L. P. (SHIPPER)
Receipt                       Delivery                        Annual     Winter     Summer
Number                        Number                            MDQ       MDQ        MDQ
Name                          Name                             (DTH)     (DTH)      (DTH)

103565                        11616                            80000          0          0
S E HEADSTATION               FARWELL (DELIVERY)
    FROM:  Aug 01, 2001         TO:  Dec 31, 2014A